[LOGO]


PBHG Insurance Series Fund, Inc.
Annual Report     December 31, 1999





o  PBHG Large Cap Growth Portfolio

LOGO PBHG Insurance Series Fund, Inc.
     ---------------------------------------------------------------------------
     PBHG Large Cap Growth Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Large Cap Growth Portfolio returned 55.4% for the quarter ended December 31, 1999. This return compares favorably to the returns for the quarter of the two most appropriate benchmarks, the S&P 500 Index at 14.9% and the Russell 1000 Growth Index at 25.1%. The outperformance for the quarter was provided by a strong showing in December when the Portfolio returned 26.8%, compared to 5.9% for the S&P 500 Index and 10.4% for the Russell 1000 Growth Index. For the full year 1999, the Portfolio returned 65.2%, versus 21.0% for the S&P 500 Index and 33.1% for the Russell 1000 Growth Index.

The technology sector again led the Portfolio's performance in the fourth quarter, as it did in three of the four quarters of 1999. In fact, four out of our top five performers for the full year were all from the technology sector. For the year, the Portfolio's technology sector increased by 147.5%, which contributed 49.7% to the Portfolio's overall return. Internet related software, data networking and wireless telecommunications stocks were the driving forces behind fourth quarter's incredible return. The Portfolio's two best performing stocks for the quarter were Internet infrastructure and content provider InfoSpace.com and wireless telecommunications maker QUALCOMM, Inc., which were up 420% and 272%, respectively. Of course, the favorable returns experienced by the technology sector in 1999 involved accepting the volatility and risk inherent in that sector and we do not believe these returns can be consistently achieved.

For the quarter ended December 31, 1999, the Portfolio's holdings were divided among seven economic sectors: technology, 51.1%; consumer, 14.5%; industrial, 13.4%; healthcare, 8.9%; financial, 2.5%; service, 0.7%; and utilities, 1.3%. We increased our technology weighting and created a position in the utilities sector, while we lowered the Portfolio's exposure to the financial and services sectors.

Clearly, investors favored large-cap growth and technology stocks in 1999. Determining factors seemed to be sustainable, above-average growth rates in an expanding economic environment, and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by the companies in which we invested, we think these two factors also contributed to the Portfolio's performance over the course of 1999.

The market is currently factoring in a 0.25% rate hike by the Federal Reserve during their meeting in early February. More than likely, the Federal Reserve will adopt a tightening bias towards future interest rate hikes. The Fed had provided substantial liquidity in preparation for Y2K that now needs to be removed. The labor market continues to remain very tight by historical standards and compensation growth is showing signs of accelerating in response. On the other hand, productivity growth could continue to move higher, which should take some needed pressure off this tight labor situation. A rising interest rate environment generally creates a stiff wind against equity market performance. However, whatever the economic environment, we remain steadfast in our belief that focusing on companies with strong revenue and earnings growth prospects continues to be the most profitable long-term investment strategy.

Thank you for the confidence you've shown in Pilgrim Baxter & Associates, Ltd. and in your continued investment in the PBHG Large Cap Growth Portfolio.

Sincerely,


/S/ Michael S. Sutton
---------------------------------
Michael S. Sutton, CFA
Portfolio Manager

PBHG Insurance Series Fund, Inc.
--------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio


--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                    Annualized
                                                  One Year         Inception to
                                                   Return             Date(2)
--------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio                    65.22%             41.99%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the PBHG Large Cap
 Growth Portfolio versus the Lipper Multi-Cap Growth Funds Average and the S&P 500 Index

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                    PBHG                    Lipper
                  Large Cap             Multi-Cap Growth             S&P 500
               Growth Potfolio          Funds Average(3)             Index(4)
               ---------------          ----------------             -------
 4/30/97           $10000                   $10000                   $10000
                    10500                    10873                    10608
 6/30/97            10780                    11262                    11083
                    11790                    12310                    11965
                    11430                    12023                    11295
 9/30/97            11960                    12777                    11914
                    11520                    12206                    11516
                    11420                    12246                    12049
12/31/97            11820                    12339                    12255
                    11730                    12366                    12391
                    12960                    13412                    13284
 3/31/98            13510                    14064                    13964
                    13600                    14238                    14104
                    13140                    13666                    13862
 6/30/98            14110                    14433                    14425
                    14020                    14053                    14272
                    11690                    11587                    12211
 9/30/98            12530                    12511                    12993
                    12750                    13191                    14050
                    13540                    14180                    14901
12/31/98            15440                    15855                    15760
                    16070                    16800                    16419
                    15190                    15911                    15909
 3/31/99            16160                    16904                    16545
                    16120                    17294                    17186
                    15460                    16964                    16780
 6/30/99            16540                    18165                    17712
                    16010                    17773                    17159
                    16140                    17759                    17073
 9/30/99            16420                    17723                    16605
                    17930                    18925                    17656
                    20120                    20497                    18015
12/31/99            25510                    23765                    19076

----------
(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997.
(3) The Lipper Multi-Cap Growth Funds Average represents the average performance of all mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.
(4) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

LOGO PBHG Insurance Series Fund, Inc.
     -----------------------------------------------------------------
     PBHG LARGE CAP GROWTH PORTFOLIO


STATEMENT OF NET ASSETS
As of December 31, 1999

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- 92.4%
CONSUMER CYCLICAL -- 14.5%
AUDIO/VIDEO PRODUCTS -- 3.6%
Gemstar International*                                 9,600   $   684
Polycom*                                               4,800       306
----------------------------------------------------------------------
                                                                   990
----------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 1.9%
Clear Channel Communication*                           5,683       507
----------------------------------------------------------------------
                                                                   507
----------------------------------------------------------------------
CRUISE LINES -- 0.7%
Carnival                                               4,300       206
----------------------------------------------------------------------
                                                                   206
----------------------------------------------------------------------
RADIO -- 0.7%
Hispanic Broadcasting*                                 2,000       184
----------------------------------------------------------------------
                                                                   184
----------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.9%
Home Depot                                             7,650       525
----------------------------------------------------------------------
                                                                   525
----------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.3%
BJ's Wholesale Club*                                   3,400       124
Wal-Mart Stores                                        7,400       511
----------------------------------------------------------------------
                                                                   635
----------------------------------------------------------------------
RETAIL-JEWELRY -- 1.0%
Tiffany & Company                                      3,000       268
----------------------------------------------------------------------
                                                                   268
----------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORES -- 0.8%
Kohl's*                                                3,000       217
----------------------------------------------------------------------
                                                                   217
----------------------------------------------------------------------
TELEVISION -- 1.6%
Univision Communications, Cl A*                        4,200       429
----------------------------------------------------------------------
                                                                   429
----------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $2,405)                           3,961
----------------------------------------------------------------------
FINANCIAL -- 2.5%
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
Citigroup                                              4,100       228
----------------------------------------------------------------------
                                                                   228
----------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.5%
Federal Home Loan Mortgage                             2,800       132
----------------------------------------------------------------------
                                                                   132
----------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.2%
American International Group                           3,025       327
----------------------------------------------------------------------
                                                                   327
----------------------------------------------------------------------
TOTAL FINANCIAL (COST $629)                                        687
----------------------------------------------------------------------




----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTH CARE -- 8.9%
MEDICAL INFORMATION SYSTEMS -- 1.1%
IMS Health                                            10,700   $   291
----------------------------------------------------------------------
                                                                   291
----------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
Johnson & Johnson                                      2,700       251
----------------------------------------------------------------------
                                                                   251
----------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.7%
Amgen*                                                 6,500       390
Genentech*                                             4,600       619
----------------------------------------------------------------------
                                                                 1,009
----------------------------------------------------------------------
MEDICAL-DRUGS -- 3.2%
Medimmune*                                             2,700       448
Schering-Plough                                        4,700       198
Shire Pharmaceuticals Group ADR*                       8,237       240
----------------------------------------------------------------------
                                                                   886
----------------------------------------------------------------------
 TOTAL HEALTH CARE (COST $1,833)                                 2,437
----------------------------------------------------------------------
INDUSTRIAL -- 13.4%
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.2%
Corning                                                4,100       529
General Electric                                       4,300       665
Tyco International Limited                             5,700       221
----------------------------------------------------------------------
                                                                 1,415
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.9%
DII Group*                                             1,700       120
Flextronics International*                             7,000       322
Solectron*                                             3,700       352
----------------------------------------------------------------------
                                                                   794
----------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 3.0%
Agilent Technologies*                                 10,600       819
----------------------------------------------------------------------
                                                                   819
----------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 2.3%
PE Corp-PE Biosystems Group                            5,300       638
----------------------------------------------------------------------
                                                                   638
----------------------------------------------------------------------
 TOTAL INDUSTRIAL (COST $2,327)                                  3,666
----------------------------------------------------------------------
SERVICES -- 0.7%
ADVERTISING AGENCIES -- 0.7%
Omincom Group                                          1,900       190
----------------------------------------------------------------------
                                                                   190
----------------------------------------------------------------------
 TOTAL SERVICES (COST $190)                                        190
----------------------------------------------------------------------
TECHNOLOGY -- 51.1%
APPLICATIONS SOFTWARE -- 3.2%
Citrix Systems*                                        1,400       172
Siebel Systems*                                        6,900       580
Tenfold*                                               3,200       128
----------------------------------------------------------------------
                                                                   880
----------------------------------------------------------------------
CIRCUITS -- 0.8%
Linear Technology                                      2,900       208
----------------------------------------------------------------------
                                                                   208
----------------------------------------------------------------------

LOGO   PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

----------------------------------------------------------------------
                                                               Market
                                                                Value
Description                                           Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMPUTER SOFTWARE -- 4.2%
Adobe Systems                                          2,300      $155
Microsoft*                                             5,600       654
Microstrategy*                                         1,600       336
----------------------------------------------------------------------
                                                                 1,145
----------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.6%
EMC*                                                   5,800       633
Veritas Software*                                      4,400       630
----------------------------------------------------------------------
                                                                 1,263
----------------------------------------------------------------------
COMPUTERS-MICRO -- 1.6%
Sun Microsystems*                                      5,600       434
----------------------------------------------------------------------
                                                                   434
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 8.3%
Applied Materials*                                     4,100       519
Broadcom, CI A*                                        1,000       272
Conexant Systems*                                      6,800       451
KLA-Tencor*                                            2,000       223
PMC-Sierra*                                            1,400       224
QLogic*                                                  900       144
Texas Instruments                                      3,000       291
Xilinx*                                                3,000       136
----------------------------------------------------------------------
                                                                 2,260
----------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICE -- 1.5%
BEA Systems*                                           6,000       420
----------------------------------------------------------------------
                                                                   420
----------------------------------------------------------------------
FIBER OPTICS -- 3.4%
JDS Uniphase*                                          4,200       678
Sycamore Networks*                                       800       246
----------------------------------------------------------------------
                                                                   924
----------------------------------------------------------------------
INTERNET CONTENT -- 3.0%
Infospace.com*                                         3,800       813
----------------------------------------------------------------------
                                                                   813
----------------------------------------------------------------------
INTERNET SOFTWARE -- 3.9%
America Online*                                        5,800       438
Ariba*                                                 2,000       355
Exodus Communications*                                 3,000       266
----------------------------------------------------------------------
                                                                 1,059
----------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.1%
Cisco Systems*                                         6,650       712
Juniper Networks*                                      1,200       408
----------------------------------------------------------------------
                                                                 1,120
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                     Shares/
                                                       Face    Market
                                                      Amount    Value
Description                                           (000)     (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
PRINTERS & RELATED PRODUCTS -- 1.6%
Lexmark International Group, Cl A*                     4,800   $   434
----------------------------------------------------------------------
                                                                   434
----------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 1.1%
Echostar Communications, Cl A*                         3,200       312
----------------------------------------------------------------------
                                                                   312
----------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 9.8%
Comverse Technology*                                   1,800       261
Nokia ADR                                              3,200       608
Nortel Networks                                        7,000       707
QUALCOMM*                                              6,200     1,092
----------------------------------------------------------------------
                                                                 2,668
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $6,761)                                 13,940
----------------------------------------------------------------------
UTILITIES -- 1.3%
INDEPENDENT POWER PRODUCER -- 1.3%
Calpine*                                               5,400       346
----------------------------------------------------------------------
                                                                   346
----------------------------------------------------------------------
 TOTAL UTILITIES (COST $302)                                       346
----------------------------------------------------------------------
 TOTAL COMMON STOCK (COST $14,447)                              25,227
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
Morgan Stanley
  2.95%, dated 12/31/99, matures
  01/03/00, repurchase price $1,868,787
  (collateralized by U.S. Agency
  Obligations: total market value
  $1,918,057)(A)                                      $1,868     1,868
----------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
   (COST $1,868)                                                 1,868
----------------------------------------------------------------------
 TOTAL INVESTMENTS -- 99.2%
   (COST $16,315)                                               27,095
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
Other Assets and Liabilities                                       200
----------------------------------------------------------------------
NET ASSETS
Paid-in capital (authorized 500 million
  shares - $0.001 par value) based on
  1,070,039 outstanding shares of common
  stock                                                         14,781
Accumulated net realized gain on
  investments                                                    1,734
Net unrealized appreciation on
  investments                                                   10,780
----------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      27,295
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                                        $ 25.51
----------------------------------------------------------------------

*Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

LOGO   PBHG Insurance Series Fund, Inc.
       ---------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF OPERATIONS (000)
For the year ended December 31, 1999

INVESTMENT INCOME:
  Dividends.................................................   $   25
  Interest..................................................       81
                                                               ------
    Total Investment Income.................................      106
                                                               ------
EXPENSES:
  Investment Advisory Fees..................................      115
  Administrative Fees.......................................       23
  Custodian Fees............................................        6
  Professional Fees.........................................        3
  Transfer Agent Fees.......................................       22
  Printing Fees.............................................        4
  Directors' Fees...........................................        2
  Amortization of Deferred Organizational Costs.............        2
  Insurance and Other Fees..................................        2
                                                               ------
    Total Expenses..........................................      179
                                                               ------
  Waiver of Investment Advisory Fees........................      (10)
                                                               ------
    Net Expenses............................................      169
                                                               ------
NET INVESTMENT LOSS.........................................      (63)
                                                               ------
  Net Realized Gain from Security Transactions..............    2,199
  Net Change in Unrealized Appreciation on Investments......    7,768
                                                               ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    9,967
                                                               ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $9,904
                                                               ======

The accompanying notes are an integral part of the financial statements.

LOGO   PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                              01/01/99   01/01/98
                                                                 TO         TO
                                                              12/31/99   12/31/98
                                                              --------   --------
INVESTMENT ACTIVITIES:
  Net Investment Loss.......................................  $   (63)   $   (15)
  Net Realized Gain (Loss) from Security Transactions.......    2,199       (341)
  Net Change in Unrealized Appreciation on Investments......    7,768      2,780
                                                              -------    -------
  Net Increase in Net Assets Resulting from Operations......    9,904      2,424
                                                              -------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................       --         --
  Net Realized Gains from Security Transactions.............       --         --
                                                              -------    -------
  Total Distributions.......................................       --         --
                                                              -------    -------
CAPITAL SHARE TRANSACTIONS (A):
  Shares Issued.............................................    8,804     11,045
  Shares Issued upon Reinvestment of Distributions..........       --         --
  Shares Redeemed...........................................   (4,011)    (5,787)
                                                              -------    -------
  Increase in Net Assets Derived from Capital Share
    Transactions............................................    4,793      5,258
                                                              -------    -------
    Total Increase in Net Assets............................   14,697      7,682
                                                              -------    -------
NET ASSETS:
  Beginning of Period.......................................   12,598      4,916
                                                              -------    -------
  End of Period.............................................  $27,295    $12,598
                                                              =======    =======
(A) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................      502        838
  Shares Issued upon Reinvestment of Distributions..........       --         --
  Shares Redeemed...........................................     (248)      (438)
                                                              -------    -------
  Net Increase in Shares Outstanding........................      254        400
                                                              =======    =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

LOGO   PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
For the period ended December 31:
For a Share Outstanding Throughout each Fiscal Year or period

                                  Net                                                                        Net
                                 Asset                   Realized and     Distributions   Distributions     Asset
                                 Value        Net         Unrealized        from Net          from          Value
                               Beginning   Investment   Gains or Losses    Investment        Capital         End       Total
                               of Period     income      on Securities       Income           Gains       of Period    Return
------------------------------------------------------------------------------------------------------------------------------
1999........................    $15.44      $ (0.05)        $10.12              --           --            $25.51      65.22%
1998........................     11.82        (0.02)          3.64              --           --             15.44      30.63%
1997(1).....................     10.00           --           1.82              --           --             11.82      18.20%+

                                                                        Ratio       Ratio of
                                 Net                                 of Expenses   Net Income
                               Assets        Ratio       Ratio of    to Average    to Average
                                 End      of Expenses   Net Income   Net Assets    Net Assets      Portfolio
                              of Period   to Average    to Average   (Excluding    (Excluding      Turnover
                                (000)     Net Assets    Net Assets    Waivers)      Waivers)         Rate
------------------------------------------------------------------------------------------------------------
1999........................   $27,295       1.10%        (0.41)%       1.17%        (0.48)%        157.04%
1998........................    12,598       1.10%        (0.19)%       1.53%        (0.62)%         41.51%
1997(1).....................     4,916       1.10%*        0.00%*       5.21%*       (4.11)%*        37.42%+

 * Annualized.
 + Total return and portfolio turnover have not been annualized.
(1) The PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

LOGO   PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
As of December 31, 1999

1. ORGANIZATION

The PBHG Large Cap Growth Portfolio (the "Portfolio") is a series of the PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and six others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio") and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Technology & Communications Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, the Select 20 Portfolio, or the Mid-Cap Value Portfolio whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1999, 87% and 12%, respectively of the outstanding shares of the Portfolio were held by the separate accounts of two participating Insurance Companies, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the close of trading on the primary exchange. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the most recent bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1999, primarily attributable to certain net operating losses, which for tax purposes, have been used to offset net short-term capital gains, have been reclassified to the accumulated net realized gain:

Large Cap Growth Portfolio                           $62,701

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

LOGO   PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.10%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's net assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.10%, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement was $45,732.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997, pursuant to which the Distributor serves as principal underwriter for the Company. The Distributor receives no compensation for serving in such capacity.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% with respect to the first $2.5 billion of the average daily net assets of
(i) the Fund, and (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each Portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each Portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Fund. For its services the Liquidity Desk received $823 for the year ended December 31, 1999.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998, the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolio. For the year ended December 31, 1999 PBHG Fund Services was paid $8,400 by the Portfolio for shareholder services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolio for the year ended December 31, 1999, amounted to $25,897,966 and $22,137,093, respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for federal income tax purposes at December 31, 1999, amounted to $10,905,168 and $124,328, respectively. The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at December 31, 1999 was not materially different from amounts reported for financial reporting purposes. During 1999 the portfolio utilized a capital loss carryforward, in the amount of $401,498. As of December 31, 1999, there were no temporary or permanent differences.

5. LINE OF CREDIT

The Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to certain funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of .08% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowing at December 31, 1999, or any time during the year ended December 31, 1999.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
  OF THE PBHG INSURANCE SERIES FUND, INC.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PBHG Large Cap Growth Portfolio (one of the portfolios constituting the PBHG Insurance Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 4, 2000

LOGO   PBHG Insurance Series Fund, Inc.
       -------------------------------------------------------------------------
       PBHG LARGE CAP GROWTH PORTFOLIO

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 1999 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1999, the Portfolio is designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                                   (A)             (B)                           (D)
                                                                   NET          ORDINARY           (C)
                                                              CAPITAL GAINS      INCOME           TOTAL
                                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS    QUALIFYING
FUND                                                           (TAX BASIS)     (TAX BASIS)     (TAX BASIS)    DIVIDENDS(1)
----                                                          -------------   -------------   -------------   ------------
Large Cap Growth Portfolio..................................         0%              0%              0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* Items (A) and (B) are based on a percentage of the Portfolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of the Portfolio.

The Portfolio does not qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

                        PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.
                                    Oaks, PA